Exhibit 1.01

Arrow Electronics, Inc.

Conflict Minerals Report for the Year Ended December 31, 2025

This Conflict Minerals Report (“Report”) for Arrow Electronics, Inc. covers the reporting period January 1, 2025 to December 31, 2025 and has been prepared in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (“Rule”). The Rule imposes certain reporting obligations on Securities and Exchange Commission registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, and tungsten (collectively, “Conflict Minerals”).

References in this Report to “Arrow,” the “Company,” “we,” “us,” or “our” refer to Arrow Electronics, Inc. and all our consolidated subsidiaries.

Operations and Products Covered by this Report

Arrow sources and engineers technology for thousands of leading manufacturers, service providers, and users of enterprise computing solutions.

In 2025, the following products, among others, were assembled or modified by Arrow: capacitors; resistors; inductors; diodes; circuit protectors; connectors; switches; wires; cables; batteries; magnetics; memory chips; workstations; hard drives; motherboards; processors; kiosks; power management; power supplies; and lighting assemblies (collectively, “Products”).

The Company determined that some of the Products may contain Conflict Minerals necessary to their functionality or production.

Conflict Minerals Due Diligence Program

The Rule is based on considerations that mineral extraction and processing in conflict-affected and other high- risk regions may directly or indirectly contribute to armed conflict and human rights abuses in those areas. To identify and mitigate these risks in our supply chain, we designed our Conflict Minerals due diligence program around the framework set forth in the Organisation for Economic Co-operation and Development’s Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidance”). Arrow is also a member of the Responsible Minerals Initiative (“RMI”), and utilizes the tools, data, and other resources available through this multi-industry coalition supporting responsible sourcing.

1.	Strong company management systems:

a.	Arrow’s Conflict Minerals Program is designed and implemented by the Global Legal and Compliance department, the Global Material Data Management team, and the Arrow Supplier Quality team.
b.	Arrow maintains a Conflict Minerals Policy that sets forth our commitment to transparency in supply chains, as well as our expectation that our suppliers will observe international standards for responsible sourcing. Our Worldwide Code of Business Conduct and Ethics (the “Code”) and our Business Partner Code of Conduct and Ethics (the “Business Partner Code”) further outline our standards for ethical business conduct and respect for human rights, both in our own operations and in our supply chain. These materials are publicly communicated at https://www.arrow.com/company/overview/governance-overview/corporate-governance/policies-and-reports.
c.	Arrow collects information from suppliers via the RMI’s Conflict Minerals Reporting Template (“CMRT”). The CMRT is designed to identify smelters and refiners processing any Conflict Minerals contained in, and necessary to the functionality or production of our Products (“Smelters”).
d.	We maintain records relating to our Conflict Minerals program in accordance with our Information Governance Policy and Global Record Retention Schedule and applicable law.
e.	We maintain multiple grievance mechanisms for employees and third parties to confidentially raise concerns regarding our business operations and supply chain, including concerns related to Conflict Minerals. Our AlertLine is available globally and in multiple languages, 24 hours a day and 7 days a week. Reports may be raised anonymously, where permitted by local law. Employees are also encouraged to escalate concerns to the Global Legal and Compliance department or through other internal escalation channels. Any employee escalating concerns in good faith is protected from retaliation under the Code. Employees are reminded of available escalation channels, and our commitment to protection of “whistleblowers,” on an ongoing basis through communications and training.
2.	Identification and assessment of supply chain risk:
a.	We identify the parts supplied to Arrow for the purpose of assembly and/or modification of the Products, and the direct suppliers of those parts (“Suppliers”).
b.	Arrow works with SiliconExpert Technologies, Inc.[1], a components database and service provider, to collect CMRTs from Suppliers, aggregate responses, and compile a list of identified Smelters.
c.	We review the CMRT data along with any accompanying information received. Where appropriate, we engage with Suppliers to collect further information to address incomplete or potentially inaccurate responses.
d.	We assess Smelters identified by our Suppliers’ CMRTs against the RMI and other third-party standards to determine the conflict status of those entities and facilities.

1 SiliconExpert Technologies, Inc. is a wholly owned subsidiary of Arrow Electronics, Inc.

3.	Risk management:
a.	Our risk management plan includes conducting due diligence of Suppliers that may be sourcing or processing Conflict Minerals from the conflict-affected or high-risk regions. Arrow takes a risk-based approach to supplier due diligence, which may include:
◾	Screening Suppliers against various resources – including government sites, public records, and online media -- and monitoring these Suppliers on an ongoing basis;
◾	Reviewing self-assessments from key Suppliers;
◾	Confirming Suppliers’ commitment to the principles of our Business Partner Code; and
◾	Engaging in enhanced due diligence where red flags or heightened risk factors are identified.
b.	We implemented a risk mitigation response plan to track Suppliers and Smelters identified as not meeting the standards set forth in our Conflict Minerals Policy to monitor their progress toward meeting those requirements.
c.	The Global Legal and Compliance department engages relevant stakeholders across functions to support risk mitigation efforts, as appropriate.
4.	Independent supply chain audits:
a.	Based on Arrow’s downstream position in the supply chain, the Company is not positioned to directly audit Smelters. Arrow relies on organizations such as the RMI for information on certified smelters. Additionally, Arrow seeks to participate in and contribute to industry associations and other organizations involved in supply chain audit activities, in line with the standards and processes set out in the OECD Guidance.
5.	Disclosure of Conflict Minerals due diligence:
a.	This Report is publicly available on our company website at https://www.arrow.com/company/overview/governance-overview/corporate-governance/conflict-minerals. The Report is also provided to customers upon request.

Reasonable Country of Origin Inquiry and Results

Pursuant to the Rule, Arrow conducts due diligence to determine whether any of the necessary Conflict Minerals in our Products may have originated in the Democratic Republic of the Congo or an adjoining country (collectively, “Covered Countries”). We further review whether the Conflict Minerals originating in Covered Countries are sourced from Smelters who conform with third-party audit standards, or from recycled or scrap sources.

Arrow does not purchase raw or unrefined Conflict Minerals, and we are many steps removed from the mining of any minerals in our Products. As a downstream purchaser, we do not have direct visibility into raw materials sourcing in our supply chain. We rely on our Suppliers to provide us with information on the origin and chain of custody of Conflict Minerals in the Products, and we understand that these Suppliers must collect similar information within their own supply chains. Many of our Suppliers provide Conflict Minerals data at the company level, rather than the part level, and in these instances the data we receive is not limited to the parts that were incorporated into the Products.

Arrow identified 87,773 unique parts that were incorporated into the Products in 2025. Arrow obtained these parts from 413 Suppliers. As a result of our Supplier outreach, Arrow received CMRTs from 75.30% of our Suppliers, representing 88.06% of the unique parts that were incorporated into the Products. Based on our reasonable country of origin inquiry, Arrow determined that two Smelters identified by our Suppliers are located in Covered Countries and have not been certified as conforming with RMI or other recognized third-party audit standards.

We are unable to confirm whether any Conflict Minerals contained in the Products originated with the two non-conforming Smelters, due in part to the company-level data provided by many of our Suppliers. As part of the ongoing due diligence process, Arrow continues to encourage our Suppliers to preference conforming Smelters and transition any non-conforming Smelters out of the supply chain.

See Table 1 to Exhibit 1.01 for a list of Smelters identified in our country of origin inquiry and related due diligence.

Future Due Diligence Measures

To mitigate the risks associated with Conflict Minerals in the supply chain, Arrow has taken or will take the following steps, among others, to continue to enhance the Conflict Minerals compliance program:

●	reiterate to our Suppliers the expectations in our Conflict Minerals Policy regarding responsible sourcing;
●	expand the breadth and depth of our supply chain due diligence; and
●	conduct other due diligence as referenced in this Report.

Forward Looking Statements

This report includes “forward-looking statements,” as the term is defined under the federal securities laws. Forward-looking statements are those statements which are not statements of historical or current fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “would,” “could,” “believes,” “seeks,” “projected,” “potential,” “estimates,” and similar expressions. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements.

Table 1: The following list identifies the facilities which, to the extent known, processed Conflict Minerals which may be contained in and necessary to the functionality or production of parts assembled or modified by Arrow during the reporting period.

Substance Name	Smelter Name	Smelter Country
Gold (Au)	8853 S.p.A.	ITALY
Gold (Au)	ABC Refinery Pty Ltd.	AUSTRALIA
Gold (Au)	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold (Au)	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold (Au)	African Gold Refinery	UGANDA
Gold (Au)	Agosi AG	GERMANY
Gold (Au)	Aida Chemical Industries Co., Ltd.	JAPAN
Gold (Au)	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold (Au)	Albino Mountinho Lda.	PORTUGAL
Gold (Au)	Alexy Metals	UNITED STATES OF AMERICA
Gold (Au)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold (Au)	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold (Au)	Argor-Heraeus S.A.	SWITZERLAND
Gold (Au)	ASAHI METALFINE, Inc.	JAPAN
Gold (Au)	Asahi Refining Canada Ltd.	CANADA
Gold (Au)	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold (Au)	Asaka Riken Co., Ltd.	JAPAN
Gold (Au)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold (Au)	Attero Recycling Pvt Ltd	INDIA
Gold (Au)	AU Traders and Refiners	SOUTH AFRICA
Gold (Au)	Augmont Enterprises Private Limited	INDIA
Gold (Au)	Aurubis AG, Hamburg	GERMANY
Gold (Au)	Bangalore Refinery	INDIA
Gold (Au)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold (Au)	Boliden Mineral AB (Ronnskar)	SWEDEN
Gold (Au)	C. Hafner GmbH + Co. KG	GERMANY
Gold (Au)	Caridad	MEXICO
Gold (Au)	Cendres + Metaux S.A.	SWITZERLAND
Gold (Au)	CGR Metalloys Pvt Ltd.	INDIA
Gold (Au)	Chimet S.p.A.	ITALY
Gold (Au)	Chugai Mining	JAPAN
Gold (Au)	Coimpa Industrial LTDA	BRAZIL
Gold (Au)	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold (Au)	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold (Au)	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold (Au)	Dongwu Gold Group	CHINA
Gold (Au)	Dowa	JAPAN
Gold (Au)	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold (Au)	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold (Au)	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold (Au)	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Gold (Au)	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold (Au)	Emerald Jewel Industry India Limited (Unit 2)	INDIA

Gold (Au)	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold (Au)	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold (Au)	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold (Au)	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold (Au)	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold (Au)	Gasabo Gold Refinery Ltd	RWANDA
Gold (Au)	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF
Gold (Au)	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold (Au)	Glencore Canada Corporation - CCR Refinery	CANADA
Gold (Au)	Gold by Gold Colombia	COLOMBIA
Gold (Au)	Gold Coast Refinery	GHANA
Gold (Au)	Gold Corporation - The Perth Mint	AUSTRALIA
Gold (Au)	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold (Au)	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold (Au)	Heimerle + Meule GmbH	GERMANY
Gold (Au)	Heraeus Germany GmbH Co. KG	GERMANY
Gold (Au)	Heraeus Metals Hong Kong Ltd.	HONG KONG
Gold (Au)	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold (Au)	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold (Au)	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold (Au)	Impala Platinum - Base Metal Refinery (BMR)	SOUTH AFRICA
Gold (Au)	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA
Gold (Au)	Impala Platinum - Rustenburg Smelter	SOUTH AFRICA
Gold (Au)	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold (Au)	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold (Au)	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold (Au)	Istanbul Gold Refinery	TURKEY
Gold (Au)	Italpreziosi	ITALY
Gold (Au)	JALAN & Company	INDIA
Gold (Au)	Japan Mint	JAPAN
Gold (Au)	Jiangxi Copper Co., Ltd.	CHINA
Gold (Au)	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold (Au)	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold (Au)	JSC Uralelectromed	RUSSIAN FEDERATION
Gold (Au)	JX Advanced Metals Corporation	JAPAN
Gold (Au)	K.A. Rasmussen	NORWAY
Gold (Au)	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold (Au)	Kazzinc Ltd	KAZAKHSTAN
Gold (Au)	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold (Au)	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold (Au)	Kojima Chemicals Co., Ltd.	JAPAN
Gold (Au)	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	KP Sanghvi International Pvt Ltd	INDIA
Gold (Au)	Kundan Care Products Ltd.	INDIA
Gold (Au)	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold (Au)	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold (Au)	L'azurde Company For Jewelry	SAUDI ARABIA
Gold (Au)	Lingbao Gold Co., Ltd.	CHINA
Gold (Au)	L'Orfebre S.A.	ANDORRA
Gold (Au)	LS MnM Inc.	KOREA, REPUBLIC OF

Gold (Au)	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold (Au)	Marsam Metals	BRAZIL
Gold (Au)	Materion	UNITED STATES OF AMERICA
Gold (Au)	Matsuda Sangyo Co., Ltd.	JAPAN
Gold (Au)	MD Overseas	INDIA
Gold (Au)	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Gold (Au)	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold (Au)	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold (Au)	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold (Au)	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold (Au)	Metalor Technologies S.A.	SWITZERLAND
Gold (Au)	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold (Au)	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold (Au)	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU
Gold (Au)	Mitsubishi Materials Corporation	JAPAN
Gold (Au)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold (Au)	MKS PAMP SA	SWITZERLAND
Gold (Au)	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold (Au)	Modeltech Sdn Bhd	MALAYSIA
Gold (Au)	Morris and Watson	NEW ZEALAND
Gold (Au)	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold (Au)	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold (Au)	NH Recytech Company	KOREA, REPUBLIC OF
Gold (Au)	Nihon Material Co., Ltd.	JAPAN
Gold (Au)	NOBLE METAL SERVICES	UNITED STATES OF AMERICA
Gold (Au)	Oegussa Oesterreichische Gold- und Silber-Scheideanstalt Gesm.b.H.	AUSTRIA
Gold (Au)	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold (Au)	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold (Au)	Pease & Curren	UNITED STATES OF AMERICA
Gold (Au)	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold (Au)	Plansee SE Reutte	AUSTRIA
Gold (Au)	Planta Recuperadora de Metales SpA	CHILE
Gold (Au)	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold (Au)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold (Au)	PX Precinox S.A.	SWITZERLAND
Gold (Au)	QG Refining, LLC	UNITED STATES OF AMERICA
Gold (Au)	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold (Au)	REMONDIS PMR B.V.	NETHERLANDS
Gold (Au)	Royal Canadian Mint	CANADA
Gold (Au)	SAAMP	FRANCE
Gold (Au)	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold (Au)	Safimet S.p.A	ITALY
Gold (Au)	SAFINA A.S.	CZECHIA
Gold (Au)	SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES
Gold (Au)	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold (Au)	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold (Au)	SEMPSA Joyeria Plateria S.A.	SPAIN

Gold (Au)	Shandong Gold Smelting Co., Ltd.	CHINA
Gold (Au)	Shandong Humon Smelting Co., Ltd.	CHINA
Gold (Au)	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold (Au)	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold (Au)	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold (Au)	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA
Gold (Au)	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold (Au)	Shirpur Gold Refinery Ltd.	INDIA
Gold (Au)	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold (Au)	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold (Au)	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	SOLEIL METALS (Chala One Plant)	PERU
Gold (Au)	SOLEIL METALS (YAKARI Plant)	PERU
Gold (Au)	Sovereign Metals	INDIA
Gold (Au)	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold (Au)	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold (Au)	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	T.C.A S.p.A	ITALY
Gold (Au)	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold (Au)	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA
Gold (Au)	Tokuriki Honten Co., Ltd.	JAPAN
Gold (Au)	Tongling Nonferrous Jinguan (Ausmelt) Copper Industry	CHINA
Gold (Au)	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold (Au)	Torecom	KOREA, REPUBLIC OF
Gold (Au)	Umicore Precious Metals Thailand	THAILAND
Gold (Au)	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold (Au)	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold (Au)	Valcambi S.A.	SWITZERLAND
Gold (Au)	WEEEREFINING	FRANCE
Gold (Au)	WIELAND Edelmetalle GmbH	GERMANY
Gold (Au)	Yamakin Co., Ltd.	JAPAN
Gold (Au)	Yokohama Metal Co., Ltd.	JAPAN
Gold (Au)	Yunnan Copper Southwest Copper Branch	CHINA
Gold (Au)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold (Au)	Zijin Mining Group Gold Smelting Co. Ltd.	CHINA
Gold (Au)	Guangdong Hua Jian Trade Co., Ltd.	CHINA
Gold (Au)	Guangdong Jinding Gold Limited	CHINA
Gold (Au)	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold (Au)	Hang Seng Technology	CHINA
Gold (Au)	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold (Au)	Hop Hing electroplating factory Zhejiang	CHINA
Gold (Au)	Jinlong Copper Co., Ltd.	CHINA
Gold (Au)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold (Au)	Nyrstar	UNITED STATES OF AMERICA
Gold (Au)	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold (Au)	Shandong Hengbang Smelter Co., Ltd.	CHINA
Gold (Au)	Shandong penglai gold smelter	CHINA

Gold (Au)	Shandong Yanggu Xiangguang Co., Ltd.	CHINA
Gold (Au)	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold (Au)	Sino-Platinum Metals Co., Ltd.	CHINA
Gold (Au)	SuZhou ShenChuang recycling Ltd.	CHINA
Gold (Au)	Tai Perng	INDONESIA
Gold (Au)	TAIWAN TOTAI CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold (Au)	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold (Au)	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold (Au)	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Gold (Au)	Zhaojun Maifu	CHINA
Gold (Au)	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold (Au)	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold (Au)	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA
Gold (Au)	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA
Gold (Au)	Zhuhai toxic materials Monopoly Ltd.	CHINA
Gold (Au)	Zhuzhou Smelting Group Co., Ltd	CHINA
Gold (Au)	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Gold (Au)	Baiyin Nonferrous Group Co., Ltd.	CHINA
Gold (Au)	DHF Technical Products	UNITED STATES OF AMERICA
Gold (Au)	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	CHINA
Gold (Au)	Hetai Gold Mineral Guangdong Co., Ltd.	CHINA
Gold (Au)	Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA
Gold (Au)	Jin Jinyin Refining Co., Ltd.	CHINA
Gold (Au)	Kosak Seiren	JAPAN
Gold (Au)	Nyrstar Clarksville	UNITED STATES OF AMERICA
Gold (Au)	Precious Metal Sales	UNITED STATES OF AMERICA
Gold (Au)	Realized the Enterprise Co., Ltd.	CHINA
Gold (Au)	Shandong Zhongkuang Group Co.,Ltd.	CHINA
Gold (Au)	Shenzhen Kuril company	CHINA
Gold (Au)	Umicore Finland Oy	FINLAND
Gold (Au)	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Tantalum (Ta)	5D Production OU	ESTONIA
Tantalum (Ta)	AMG Brasil	BRAZIL
Tantalum (Ta)	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum (Ta)	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum (Ta)	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA
Tantalum (Ta)	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum (Ta)	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum (Ta)	F&X Electro-Materials Ltd.	CHINA
Tantalum (Ta)	FIR Metals & Resource Ltd.	CHINA
Tantalum (Ta)	Global Advanced Metals Aizu	JAPAN
Tantalum (Ta)	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum (Ta)	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum (Ta)	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum (Ta)	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum (Ta)	Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA
Tantalum (Ta)	Jiangxi Tuohong New Raw Material	CHINA
Tantalum (Ta)	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum (Ta)	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA

Tantalum (Ta)	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum (Ta)	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum (Ta)	KEMET de Mexico	MEXICO
Tantalum (Ta)	Materion Newton Inc.	UNITED STATES OF AMERICA
Tantalum (Ta)	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum (Ta)	Mineracao Taboca S.A.	BRAZIL
Tantalum (Ta)	Mitsui Kinzoku Company, Limited	JAPAN
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum (Ta)	NPM Silmet AS	ESTONIA
Tantalum (Ta)	Plansee SE Reutte	AUSTRIA
Tantalum (Ta)	PowerX Ltd.	RWANDA
Tantalum (Ta)	QuantumClean	UNITED STATES OF AMERICA
Tantalum (Ta)	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum (Ta)	RFH Recycling Metals Co., Ltd.	CHINA
Tantalum (Ta)	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum (Ta)	STEREON Metals Hermsdorf GmbH	GERMANY
Tantalum (Ta)	Taki Chemical Co., Ltd.	JAPAN
Tantalum (Ta)	TANIOBIS Co., Ltd.	THAILAND
Tantalum (Ta)	TANIOBIS GmbH	GERMANY
Tantalum (Ta)	TANIOBIS Japan Co., Ltd.	JAPAN
Tantalum (Ta)	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum (Ta)	Telex Metals	UNITED STATES OF AMERICA
Tantalum (Ta)	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum (Ta)	ULVAC Inc.	JAPAN
Tantalum (Ta)	V&D New Materials (Jiangsu) Co., Ltd.	CHINA
Tantalum (Ta)	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum (Ta)	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
Tantalum (Ta)	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum (Ta)	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum (Ta)	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum (Ta)	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Tantalum (Ta)	Global Advanced Metals	UNITED STATES OF AMERICA
Tantalum (Ta)	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	Kennametal Fallon	UNITED STATES OF AMERICA
Tantalum (Ta)	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tantalum (Ta)	Materion	UNITED STATES OF AMERICA
Tantalum (Ta)	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tantalum (Ta)	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES OF AMERICA
Tin (Sn)	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA
Tin (Sn)	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin (Sn)	Aurubis Beerse	BELGIUM
Tin (Sn)	Aurubis Berango	SPAIN
Tin (Sn)	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin (Sn)	China Tin Group Co., Ltd.	CHINA
Tin (Sn)	Conecsus LLC	UNITED STATES OF AMERICA
Tin (Sn)	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin (Sn)	CRM Synergies EMEA, S.L.U.	SPAIN
Tin (Sn)	CV Ayi Jaya	INDONESIA
Tin (Sn)	Dongguan Best Alloys Co., Ltd.	CHINA

Tin (Sn)	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin (Sn)	Dowa	JAPAN
Tin (Sn)	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin (Sn)	Empresa Metallurgica Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	Estanho de Rondonia S.A.	BRAZIL
Tin (Sn)	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin (Sn)	Feinhutte Halsbrucke GmbH	GERMANY
Tin (Sn)	Fenix Metals	POLAND
Tin (Sn)	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin (Sn)	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin (Sn)	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin (Sn)	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin (Sn)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin (Sn)	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA
Tin (Sn)	Guangdong Hanhe Non-ferrous Metal Limited Company	CHINA
Tin (Sn)	Jean Goldschmidt International (JGI Hydrometal)	BELGIUM
Tin (Sn)	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin (Sn)	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA
Tin (Sn)	Luna Smelter, Ltd.	RWANDA
Tin (Sn)	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin (Sn)	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin (Sn)	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA
Tin (Sn)	Melt Metais e Ligas S.A.	BRAZIL
Tin (Sn)	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin (Sn)	Mineracao Taboca S.A.	BRAZIL
Tin (Sn)	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tin (Sn)	Minsur	PERU
Tin (Sn)	Mitsubishi Materials Corporation	JAPAN
Tin (Sn)	Modeltech Sdn Bhd	MALAYSIA
Tin (Sn)	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin (Sn)	Novosibirsk Tin Combine	RUSSIAN FEDERATION
Tin (Sn)	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin (Sn)	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin (Sn)	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin (Sn)	P Kay Metal, Inc	UNITED STATES OF AMERICA
Tin (Sn)	Plansee SE Reutte	AUSTRIA
Tin (Sn)	Precious Minerals and Smelting Limited	INDIA
Tin (Sn)	PT Aries Kencana Sejahtera	INDONESIA
Tin (Sn)	PT Artha Cipta Langgeng	INDONESIA
Tin (Sn)	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin (Sn)	PT Bangka Prima Tin	INDONESIA
Tin (Sn)	PT Cipta Persada Mulia	INDONESIA
Tin (Sn)	PT Masbro Alam Stania	INDONESIA
Tin (Sn)	PT Mitra Graha Raya	INDONESIA
Tin (Sn)	PT Mitra Stania Prima	INDONESIA
Tin (Sn)	PT Mitra Sukses Globalindo	INDONESIA

Tin (Sn)	PT Premium Tin Indonesia	INDONESIA
Tin (Sn)	PT Prima Timah Utama	INDONESIA
Tin (Sn)	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin (Sn)	PT Rajehan Ariq	INDONESIA
Tin (Sn)	PT Timah Tbk Kundur	INDONESIA
Tin (Sn)	PT Timah Tbk Mentok	INDONESIA
Tin (Sn)	Resind Industria e Comercio Ltda.	BRAZIL
Tin (Sn)	Rian Resources SDN. BHD.	MALAYSIA
Tin (Sn)	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA
Tin (Sn)	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Soft Metais Ltda.	BRAZIL
Tin (Sn)	Super Ligas	BRAZIL
Tin (Sn)	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN
Tin (Sn)	Thaisarco	THAILAND
Tin (Sn)	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Tin (Sn)	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin (Sn)	TRATHO Metal Quimica	BRAZIL
Tin (Sn)	VQB Mineral and Trading Group JSC	VIETNAM
Tin (Sn)	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin (Sn)	Woodcross Smelting Company Limited	UGANDA
Tin (Sn)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Chofu Works	CHINA
Tin (Sn)	Dingnan Jiawang environmental Tin technology Co.	CHINA
Tin (Sn)	Dongguan City Xida Soldering Tin Products Co.	CHINA
Tin (Sn)	Gejiu Yunxi Group Corp.	CHINA
Tin (Sn)	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
Tin (Sn)	Guangxi Nonferrous Metals Group	CHINA
Tin (Sn)	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Tin (Sn)	Hezhou Jinwei Tin Co., Ltd.	CHINA
Tin (Sn)	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin (Sn)	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	CHINA
Tin (Sn)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin (Sn)	LIAN JING	CHINA
Tin (Sn)	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tin (Sn)	Materials Eco-Refining Co., Ltd.	JAPAN
Tin (Sn)	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin (Sn)	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Ming Li Jia smelt Metal Factory	CHINA
Tin (Sn)	Ney Metals and Alloys	UNITED STATES OF AMERICA
Tin (Sn)	OMODEO A. E S. METALLEGHE SRL	ITALY
Tin (Sn)	Shangrao Xuri Smelting Factory	CHINA
Tin (Sn)	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin (Sn)	Sigma Tin Alloy Co., Ltd.	CHINA
Tin (Sn)	Suzhou Nuonengda Chemical Co., Ltd.	CHINA
Tin (Sn)	Tai Perng	INDONESIA
Tin (Sn)	Taiwan Huanliang	TAIWAN, PROVINCE OF CHINA
Tin (Sn)	Top-Team Technology (Shenzhen) Ltd.	CHINA
Tin (Sn)	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM

Tin (Sn)	WUJIANG CITY LUXE TIN FACTORY	CHINA
Tin (Sn)	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tin (Sn)	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin (Sn)	XURI	CHINA
Tin (Sn)	Yifeng Tin	CHINA
Tin (Sn)	Yuecheng Tin Co., Ltd.	CHINA
Tin (Sn)	Yunnan Chengo Electric Smelting Plant	CHINA
Tin (Sn)	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin (Sn)	Yunnan Geiju Smelting Corp.	CHINA
Tin (Sn)	Yunnan Industrial Co., Ltd.	CHINA
Tin (Sn)	Yunnan Malipo Baiyi Kuangye Co.	CHINA
Tin (Sn)	Zhongshan Jinye Smelting Co.,Ltd	CHINA
Tin (Sn)	Metallum Group Holding NV	BELGIUM
Tin (Sn)	PT Timah Tbk	INDONESIA
Tin (Sn)	Asahi Refining Canada Ltd.	CANADA
Tin (Sn)	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin (Sn)	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Tin (Sn)	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin (Sn)	PT Arsed Indonesia	INDONESIA
Tin (Sn)	DingNan JiaWang HuanBao Co. LTD	CHINA
Tin (Sn)	DOWA METALS & MINING CO.,LTD （HEAD OFFICE）	JAPAN
Tin (Sn)	Jiang Jia Wang Technology Co.	CHINA
Tin (Sn)	Processing & smelting division	INDONESIA
Tin (Sn)	Thailand Mine Factory	THAILAND
Tin (Sn)	Three green surface technology limited company	CHINA
Tin (Sn)	TONG LONG	CHINA
Tin (Sn)	Yiquan Manufacturing	CHINA
Tungsten (W)	A.L.M.T. Corp.	JAPAN
Tungsten (W)	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten (W)	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten (W)	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten (W)	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten (W)	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten (W)	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten (W)	Cronimet Brasil Ltda	BRAZIL
Tungsten (W)	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA
Tungsten (W)	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten (W)	H.C. Starck Tungsten GmbH	GERMANY
Tungsten (W)	Hubei Green Tungsten Co., Ltd.	CHINA
Tungsten (W)	Hunan Jintai New Material Co., Ltd.	CHINA
Tungsten (W)	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA
Tungsten (W)	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten (W)	Japan New Metals Co., Ltd.	JAPAN

Tungsten (W)	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten (W)	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tungsten (W)	KENEE MINING VIETNAM COMPANY LIMITED	VIETNAM
Tungsten (W)	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten (W)	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten (W)	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten (W)	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten (W)	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten (W)	Masan High-Tech Materials	VIETNAM
Tungsten (W)	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten (W)	Nam Viet Cromit Joint Stock Company	VIETNAM
Tungsten (W)	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten (W)	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten (W)	OOO “Technolom” 1	RUSSIAN FEDERATION
Tungsten (W)	OOO “Technolom” 2	RUSSIAN FEDERATION
Tungsten (W)	Philippine Carreytech Metal Corp.	PHILIPPINES
Tungsten (W)	Plansee Composite Materials GmbH	GERMANY
Tungsten (W)	Plansee SE Reutte	AUSTRIA
Tungsten (W)	S.P.T. spol.s r.o.	CZECHIA
Tungsten (W)	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten (W)	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Tungsten (W)	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tungsten (W)	Tungamoy Metals Inc.	KOREA, REPUBLIC OF
Tungsten (W)	Tungsten Vietnam Joint Stock Company	VIETNAM
Tungsten (W)	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten (W)	Uzbekistan Technological Metallurgical Complex JSC	UZBEKISTAN
Tungsten (W)	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten (W)	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten (W)	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten (W)	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
Tungsten (W)	Artek LLC	RUSSIAN FEDERATION
Tungsten (W)	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA
Tungsten (W)	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA
Tungsten (W)	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	CHINA
Tungsten (W)	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tungsten (W)	Materion	UNITED STATES OF AMERICA
Tungsten (W)	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten (W)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten (W)	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES
Tungsten (W)	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten (W)	PT Stanindo Inti Perkasa	INDONESIA
Tungsten (W)	PT Timah Tbk Mentok	INDONESIA

Tungsten (W)	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Tungsten (W)	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten (W)	Thaisarco	THAILAND
Tungsten (W)	Zhuzhou Cemented Carbide	CHINA
Tungsten (W)	BESEEM MINING CO., LTD.	CHINA